SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): OCTOBER 8, 1996

                              STAT HEALTHCARE, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

      DELAWARE                         1-14386                   76-0496236
(STATE OR OTHER JURISDICTION         (COMMISSION               (IRS EMPLOYER
    OF INCORPORATION)                FILE NUMBER)            IDENTIFICATION NO.)

12450 GREENSPOINT DRIVE, SUITE 1200, HOUSTON, TEXAS                        77060
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)

Registrant's telephone number, including area code:          (713) 872-6900

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.     OTHER EVENTS.

      On October 8, 1996, American Medical Response, Inc. ("AMR") issued a press release announcing that on October 7, 1996, AMR entered into an agreement and plan of merger pursuant to which SHI Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of AMR, will be merged with and into STAT Healthcare, Inc. Reference is made to the press release which is included as
Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)   Exhibits.

Exhibit
Number                  Title
-------                 -----
99.1           Press Release of American Medical Response, Inc.
               dated October 8, 1996.

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
                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 11, 1996             STAT HEALTHCARE, INC.

                                    By: /s/ RUSSELL D. SCHNEIDER
                                            Russell D. Schneider
                                            Chairman of the Board
                                            and Chief Executive Officer

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